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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS THIRD-QUARTER 2023 FINANCIAL RESULTS AND UPDATES

FULL-YEAR GUIDANCE

●
GAAP diluted EPS of $1.05 and non-GAAP diluted EPS of $1.32,

reflecting stable net total sales growth of
3.1%
●
2023 non-GAAP diluted EPS guidance of $4.43 to $4.71 updated to reflect:
● a narrowing of previous guidance to $5.18 to $5.26 from $5.18 to $5.35 due to softening macroeconomic conditions,

and

●
an estimated $0.55 to $0.75 business interruption impact from the recent cybersecurity incident, which
excludes any future insurance claim recovery
MELVILLE, N.Y.,

November 13, 2023 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the third quarter ended
September 30, 2023.
“ We
are reporting solid financial results for the third quarter.

The Company achieved good total sales growth and
non-GAAP diluted EPS growth despite continued lower sales of PPE products and COVID-19 test kits. Profitability
benefitted from our technology, value-added services,

and dental specialty products as we continue towards our goal of achieving 40% of operating income from sales of high-growth, high-margin products,” said Stanley

M. Bergman, Chairman
of the Board and Chief Executive Officer of Henry Schein.
“Regarding our recently reported cybersecurity incident, our distribution businesses are now operational and we are
initiating the reactivation of our ecommerce platform early this week.

We have also made significant progress resuming the
high levels of service our customers have come to expect from us,”

Mr. Bergman said.

“We are more than halfway through our three-year BOLD+1 Strategic Plan,” Mr. Bergman continued.

“Despite
current macroeconomic conditions and the cybersecurity incident, we have confidence in the stability of the dental and
medical markets and remain committed to our strategic priorities and long-term financial model, which includes high single-
digit to low double-digit operating income growth.”

Third-Quarter Financial Results
●
Total

net sales

for the quarter were $3.2 billion, an increase of 3.1% compared with the third quarter of 2022. This
increase included a 1.2% decrease in local currencies excluding acquisitions,

reflecting some market softening in the
second half of the quarter as well as lower sales of PPE products and COVID-19 test kits. Growth from acquisitions

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1
2
was 3.2%

and there was a 1.1% increase in net sales related to foreign currency exchange
.

Sales of PPE products
and COVID-19 test kits in the quarter were $175 million,

a decrease of $69 million versus the prior-year period.
When excluding sales of PPE products and COVID-19 test kits, third-quarter internal sales growth in local currencies
was 1.1% compared with the prior year period.
● GAAP net income
3

for the quarter was $137

million, or $1.05 per diluted share, compared with third-quarter 2022
GAAP net income of $150 million, or $1.09 per diluted share.
● Non-GAAP net income
3
for the quarter was $173 million, or $1.32 per diluted share, compared with third-quarter
2022 non-GAAP net income of $177 million, or $1.29 per diluted share
,4
, and excludes restructuring expenses of
$11 million, or $0.06 per diluted share, and amortization expense of acquired intangible assets of

$44 million, or
$0.21 per diluted share.
● Global Dental sales were $1.9 billion

for the quarter, an increase of 5.4%

compared with the prior-year period,

with
strong sales growth in consumable merchandise driven by acquisitions.

Internally generated sales decreased 0.2% in
local currencies and reflect a 0.9% decrease in North America and 0.9%

growth internationally,

and increased 0.3%
in local currencies when excluding sales of PPE products.
● Global Dental consumable merchandise internal sales increased by 0.3% in local currencies. Excluding
sales of PPE products, internal sales growth was 1.1% in local currencies.

● Global Dental equipment internal sales decreased

by 2.0% in local currencies,

with continued growth in
traditional equipment sales offset by a decrease in digital equipment sales despite higher unit sales.
● Global Medical sales were $1.1 billion

for the quarter, a decrease of 3.1% compared with the prior-year period.
Internally generated sales decreased 4.6% in local currencies
1
. Internal sales increased 0.8%

in local currencies when
excluding sales of PPE products and COVID-19 test kits and continued

to be impacted by a difficult prior-year
comparison of 9.3% sales growth, and a product mix shift to generic pharmaceuticals and corporate brand products.
●
Global Technology and Value

-Added Services sales
were $210 million

for the quarter, an increase of 18.8%
compared with the prior-year period,

driven by the strength of Henry Schein One and by acquisitions. This included
9.6% internal sales growth in local currencies and 8.6% growth from acquisitions
1

including Large Practice Sales
LLC. Henry Schein One achieved strong growth across its practice management software products, with particular
strength in its cloud-based solutions, Dentrix Ascend and Dentally.
Year

-to-Date Financial Results
●
Total

net sales

for the first nine months of 2023

were $9.3 billion, an increase of 0.5% compared with the first nine months of 2022. This increase included a 1.7% decrease in local currencies excluding acquisitions,

2.5% growth
1
See Exhibit A for details of sales growth.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for details of acquisition expense and acquisition-related adjustments

included in GAAP and non-GAAP

net income.
4

Reference to diluted EPS refers to diluted EPS attributable to Henry

Schein, Inc.

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from acquisitions and a 0.3%

decrease related to foreign currency exchange.

Internal sales growth for the first nine
months of 2023 in local currencies excluding sales of PPE products and COVID-19 test kits was 3.5% compared
with the prior year.
● GAAP net income
3

for the first nine months of 2023 was $398 million, or $3.02 per diluted share,

compared with
$491 million, or $3.55 per diluted share, for the first nine months of 2022.
● Non-GAAP net income
3
for the first nine months of 2023 was $507 million, or $3.84 per diluted share,

compared
with $557 million, or $4.03 per diluted share, for the first nine months of 2022
2,4
.

Capital Deployment
To accelerate the implementation of its 2022-2024 BOLD+1 Strategic Plan, the Company invested $417 million in business acquisitions during the third quarter of 2023 and $668 million year to date, and has committed over $1 billion in
capital to announced acquisitions year to date.

During the third quarter of 2023 the Company repurchased approximately

660,000 shares of its common stock at an
average price of $75.79 per share, for a total of $50 million. The impact of the repurchase of shares on third-quarter diluted
EPS was immaterial. At quarter-end, Henry Schein had approximately $315 million authorized and available for future stock
repurchases.
Update on Previously Reported Cybersecurity Incident
As disclosed in the Company’s Current Report on Form 8-K filed on October 16, 2023, Henry Schein discovered

a
cybersecurity incident on October 14, 2023 that primarily affected its dental and medical distribution businesses. The
Company has contained the incident, restored most of the business-critical systems it proactively took offline in response to
the situation,

and is making significant progress towards resuming normal-course operations.
On November 2, 2023, the Company filed a Form 12b-25 with the SEC and expects to file its Quarterly Report on
Form 10-Q for the fiscal quarter ended September 30, 2023 before the end of November 2023.
The Company also expects to file an insurance claim in 2024 related to this incident.

We expect the claim will be
covered under its cyber insurance policy, although final resolution is subject to insurer approval. This policy has a $60 million after-tax claim limit after a $5 million retention, and any recovery from the claim will likely not be recognized until
late 2024.
2023 Financial Guidance
Henry Schein updates guidance for full-year 2023,

and now expects non-GAAP diluted EPS of $4.43 to $4.71.

This
reflects:
●
a narrowing of the previous guidance range for the underlying business to $5.18 to $5.26 from its previous guidance
of $5.18 to $5.35,

reflecting softening macroeconomic conditions, and

●
an estimated $0.55 to $0.75 per share business interruption impact of the recent cybersecurity incident,

which
excludes any future insurance claim recovery, and does not include certain expenses directly associated with the

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cybersecurity incident .
Full-year 2023 sales are now expected to be approximately 1% to 3% lower than full-year 2022 sales, which is an
update from prior guidance of 1% to 3% sales growth. This change in guidance is primarily due to the recent cybersecurity
incident.
Guidance is for current continuing operations as well as announced acquisitions and does not include the impact of
future share repurchases, potential future acquisitions, restructuring and integration expenses,

amortization expense of
acquired intangible assets, and certain expenses directly associated with the cybersecurity incident. This guidance also
assumes that foreign currency exchange rates remain generally consistent with current levels and that end markets remain
consistent with current market conditions.

Adjustments to 2023 GAAP Diluted EPS
The Company is providing guidance for 2023 diluted EPS on a non-GAAP basis, as noted
above.

The Company is
not providing a reconciliation of its 2023 non-GAAP guidance to its projected 2023 diluted EPS prepared on a GAAP basis.
This is because the Company is unable to provide without unreasonable effort an estimate of integration and restructuring
costs related to an ongoing initiative to drive operating efficiencies and certain expenses directly associated with the
cybersecurity incident, including the corresponding tax effect,

that will be included in the Company’s 2023 diluted EPS
prepared on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of
predicting the occurrence, magnitude, financial impact and timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

Third-Quarter 2023 Conference Call Webcast
The Company will hold a conference call to discuss third-quarter 2023 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts or by clicking on the following link https://edge.media-
server.com/mmc/p/d7k34xo5/.

In addition, a replay will be available beginning shortly after the call has ended for a period of
one week.

The Company will be posting slides that provide a summary of its third-quarter

2023 financial results on its website
at https://investor.henryschein.com/investor-presentations.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With approximately 24,000 Team

Schein Members worldwide, the Company's network of trusted

more
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.6 billion in 2022, and
have grown at a compound annual rate of approximately 12.1 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements. These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms.

A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange Commission,

or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the impact of the cybersecurity incident on our business and results of operations, including the
accuracy of our estimates of the impact, the timing and extent of any insurance claim recovery, and the timing of the
Company’s filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2023, the overall impact of the
Coronavirus Disease 2019 (COVID-19) on the Company, its results of operations, liquidity and financial condition

(including
any estimates of the impact on these items), the rate and consistency with which dental and other practices resume or
maintain normal operations in the United States and internationally, expectations regarding personal protective equipment
(“PPE”) products and COVID-19 related product sales and inventory levels,

whether additional resurgences or variants of the
virus will adversely impact the resumption of normal operations, whether supply chain disruptions will adversely impact our
business, the impact of integration and restructuring programs as well as of any future acquisitions, general economic
conditions including exchange rates, inflation and recession, and more generally current expectations regarding performance
in current and future periods. Forward looking statements also include

(i) our ability to have continued access to a variety of
COVID-19 test types, and COVID-19 vaccines and ancillary supplies,

and (ii) expectations regarding COVID-19 test sales,
demand and inventory levels.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; legal, regulatory, compliance, cybersecurity, financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party
acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate

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brand products; effects of a highly competitive (including, without limitation, competition from third-party online commerce
sites) and consolidating market; the repeal or judicial prohibition on implementation of the Affordable Care Act; changes in
the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in
shipping costs for our products or other service issues with our third-party shippers;

general global and domestic
macroeconomic and political conditions, including inflation, deflation,

recession, fluctuations in energy pricing and the value
of the U.S. dollar as compared to foreign currencies and changes to other economic indicators, international trade agreements,
potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements; risks associated
with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other
laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of
sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks
related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions;
cyberattacks or other privacy or data security breaches; risks associated with our global operations; our dependence on our
senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and
disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative
importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. The impact of certain items that are excluded include integration and
restructuring costs, and amortization of acquisition-related assets,

because the amount and timing of such charges are
significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an
unpredictable basis. These non-GAAP financial measures are presented solely for informational and comparative purposes
and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Nine Months Ended
September 30, September 24, September 30, September 24,
2023 2022 2023 2022
Net sales $ 3,162 $ 3,067 $ 9,322 $ 9,276
Cost of sales 2,167 2,153 6,386 6,444
Gross profit 995 914 2,936 2,832
Operating expenses:
Selling, general and administrative 725 648 2,149 2,010
Depreciation and amortization 59 45 152 137
Restructuring and integration costs 11 10 59 10
Operating income 200 211 576 675
Other income (expense):
Interest income 6 1 12 5
Interest expense (25) (8) (58) (23)
Other, net (2) 1 (2) 1
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
179 205 528 658
Income taxes (39) (46) (119) (155)
Equity in earnings of affiliates 3 3 10 12
Net income 143 162 419 515
Less: Net income attributable to noncontrolling interests (6) (12) (21) (24)
Net income attributable to Henry Schein, Inc. $ 137 $ 150 $ 398 $ 491
Earnings per share attributable to Henry Schein, Inc.:
Basic $ 1.06 $ 1.10 $ 3.04 $ 3.59
Diluted $ 1.05 $ 1.09 $ 3.02 $ 3.55
Weighted-average common

shares outstanding:
Basic 130,388,353 135,608,678 130,888,717 136,731,413
Diluted 131,442,135 137,084,049 132,149,172 138,488,254
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Third Quarter Sales
Henry Schein, Inc.
2023 Third Quarter
Sales Summary
(in millions)
(unaudited)
Q3 2023 over Q3 2022
Local Currency Growth
Global Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,465 $ 1,371 0.3% 4.8% 5.1% 1.8% 6.9%
Dental Equipment 417 414 -2.0% 0.9% -1.1% 1.7% 0.6%
Total Dental 1,882 1,785 -0.2% 3.8% 3.6% 1.8% 5.4%
Medical 1,070 1,106 -4.6% 1.4% -3.2% 0.1% -3.1%
Total Health Care Distribution 2,952 2,891 -1.9% 2.9% 1.0% 1.1% 2.1%
Technology and Value

-Added Services
210 176 9.6% 8.6% 18.2% 0.6% 18.8%
Total Global $ 3,162 $ 3,067 -1.2% 3.2% 2.0% 1.1% 3.1%
Local Currency Growth
North America Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 866 $ 866 -1.2% 1.4% 0.2% -0.3% -0.1%
Dental Equipment 268 265 0.2% 1.4% 1.6% -0.4% 1.2%
Total Dental 1,134 1,131 -0.9% 1.4% 0.5% -0.3% 0.2%
Medical 1,044 1,088 -4.5% 0.4% -4.1% 0.0% -4.1%
Total Health Care Distribution 2,178 2,219 -2.7% 0.9% -1.8% -0.1% -1.9%
Technology and Value

-Added Services
185 155 9.2% 9.8% 19.0% 0.0% 19.0%
Total North America $ 2,363 $ 2,374 -1.9% 1.5% -0.4% -0.1% -0.5%
Local Currency Growth
International Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 599 $ 505 2.9% 10.6% 13.5% 5.3% 18.8%
Dental Equipment 149 149 -5.9% 0.0% -5.9% 5.5% -0.4%
Total Dental 748 654 0.9% 8.1% 9.0% 5.4% 14.4%
Medical 26 18 -9.2% 63.0% 53.8% 3.3% 57.1%
Total Health Care Distribution 774 672 0.6% 9.6% 10.2% 5.3% 15.5%
Technology and Value

-Added Services
25 21 11.9% 0.0% 11.9% 5.8% 17.7%
Total International $ 799 $ 693 1.0% 9.2% 10.2% 5.4% 15.6%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2023 Third Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q3 2023 Year

-to-Date over Q3 2022 Year

-to-Date
Local Currency Growth
Global Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 4,466 $ 4,241 1.7% 4.0% 5.7% -0.4% 5.3%
Dental Equipment 1,271 1,225 2.7% 1.5% 4.2% -0.4% 3.8%
Total Dental 5,737 5,466 1.9% 3.5% 5.4% -0.4% 5.0%
Medical 2,991 3,274 -9.3% 0.7% -8.6% 0.0% -8.6%
Total Health Care Distribution 8,728 8,740 -2.3% 2.4% 0.1% -0.2% -0.1%
Technology and Value

-Added Services
594 536 7.2% 3.8% 11.0% -0.3% 10.7%
Total Global $ 9,322 $ 9,276 -1.7% 2.5% 0.8% -0.3% 0.5%
Local Currency Growth
North America Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 2,659 $ 2,615 0.0% 2.1% 2.1% -0.4% 1.7%
Dental Equipment 788 745 4.1% 2.4% 6.5% -0.7% 5.8%
Total Dental 3,447 3,360 0.9% 2.2% 3.1% -0.5% 2.6%
Medical 2,920 3,215 -9.3% 0.1% -9.2% 0.0% -9.2%
Total Health Care Distribution 6,367 6,575 -4.1% 1.2% -2.9% -0.3% -3.2%
Technology and Value

-Added Services
519 469 6.4% 4.4% 10.8% -0.1% 10.7%
Total North America $ 6,886 $ 7,044 -3.4% 1.4% -2.0% -0.3% -2.3%
Local Currency Growth
International Q3 2023 Q3 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,807 $ 1,626 4.4% 7.1% 11.5% -0.4% 11.1%
Dental Equipment 483 480 0.7% 0.0% 0.7% 0.0% 0.7%
Total Dental 2,290 2,106 3.5% 5.5% 9.0% -0.2% 8.8%
Medical 71 59 -6.8% 31.7% 24.9% -1.5% 23.4%
Total Health Care Distribution 2,361 2,165 3.2% 6.3% 9.5% -0.4% 9.1%
Technology and Value

-Added Services
75 67 12.7% 0.0% 12.7% -1.6% 11.1%
Total International $ 2,436 $ 2,232 3.5% 6.1% 9.6% -0.4% 9.2%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2023 Third Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Third Quarter
Year

-to-Date
% %
2023 2022 Growth 2023 2022 Growth
Net income attributable to Henry Schein, Inc. $ 137 $ 150 (8.0) % $ 398 $ 491 (18.9) %
Diluted EPS attributable to Henry Schein, Inc. $ 1.05 $ 1.09 (3.7) % $ 3.02 $ 3.55 (14.9) %
Non-GAAP Adjustments
Restructuring and integration costs, net of tax

(1)
$ 8 $ 7 $ 42 $ 7
Acquisition intangible amortization, net of tax (2) 27 20 66 59
Non-GAAP adjustments to net income $ 35 $ 27 $ 108 $ 66
Non-GAAP adjustments to diluted EPS

0.27 0.20 0.82 0.48
Non-GAAP net income attributable to Henry Schein, Inc. $ 173 $ 177 (2.1) % $ 507 $ 557 (9.1) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.32 $ 1.29 2.3% $ 3.84 $ 4.03 (4.7) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring and Integration Costs
The following table presents details of our restructuring and integration costs:
Third Quarter
Year

-to-Date
2023 2022 2023 2022
Restructuring and integration costs - pre-tax, as reported $ 11 $ 10 $ 59 $ 10
Income tax benefit (3) (3) (15) (3)
Amount attributable to noncontrolling interests - - (2) -
Restructuring and integration costs, net $ 8 $ 7 $ 42 $ 7
Q3 2023 restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.
(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Third Quarter
Year

-to-Date
2023 2022 2023 2022
Acquisition intangible amortization - pre-tax, as reported $ 44 $ 32 $ 108 $ 95
Income tax benefit (11) (8) (27) (24)
Amount attributable to noncontrolling interests (6) (4) (15) (12)
Acquisition intangible amortization, net $ 27 $ 20 $ 66 $ 59

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Exhibit C
Henry Schein, Inc.
2023 Third Quarter
Acquisition Expenses and Acquisition-Related Adjustments
(in millions, except per share data)
(unaudited)
Q3 2023 YTD 2023
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (5) $ (0.04) $ (18) $ (0.12)
Acquisition-Related Fair Value

Adjustments**
(4) (0.01) 12 0.08
$ (9) $ (0.05) $ (6) $ (0.04)
Q3 2022 YTD 2022
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (3) $ (0.02) $ (6) $ (0.04)
Acquisition-Related Fair Value

Adjustments**
8 0.05 12 0.06
$ 5 $ 0.03 $ 6 $ 0.02
* Acquisition expenses include direct costs of acquisitions (primarily third-party professional fees).
** Net acquisition-related fair value adjustments include remeasurement gain resulting from the purchase of a controlling interest of a previously held equity investment, impact from non-cash step-up inventory adjustments and fair value adjustments to contingent
considerations.